Exhibit 10.7.3

THIRD AMENDMENT TO LICENSE AGREEMENT

THIS THIRD AMENDMENT TO LICENSE AGREEMENT (this “Third Amendment”) is made and entered into as of March 3, 2015 (“Effective Date”), by and between KINEX PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware USA and having its principal office at 701 Ellicott Street, Buffalo, New York 14203, United States (“Kinex”) and HANMI PHARMACEUTICAL LTD., a publicly traded company existing under the laws of South Korea and having its principal office at 14, Wiryeseong-daero,Songpa-gu, Seoul, 138-724 South Korea (“Hanmi”).

WITNESSTH:

WHEREAS, Hanmi and Kinex (under the name of its predecessor entity, Kinex Pharmaceuticals LLC) entered into a License Agreement on December 16, 2011 for the license by Hanmi to Kinex of rights in the Hanmi Orascovery Program which License Agreement was previously amended by First Amendment to License Agreement on November 9, 2012 and Second Amendment to License Agreement on October 21, 2013 (the “License”); and

WHEREAS, Hanmi and Kinex now wish to amend the License to amend the definition of “Territory” to add India.

NOW, THEREFORE, the Parties hereby agree as follows:

1. All capitalized terms used in this Third Amendment and not defined herein shall have the meaning given to them in the License. Except as amended by this Third Amendment, the License shall continue in full force and effect.

2. Section 1.66 of the License is amended and restated in its entirety to read as follows:

“Territory” means the following designated countries and all countries within the following designated continents or economic union only: North America, South America, European Union, Australia, New Zealand, Russia, Eastern Europe, Taiwan, Hong Kong Macau, Singapore, Malaysia, Thailand, Vietnam, Philippines, Indonesia and India. All other countries are expressly excluded including, but not limited to, the Asian countries of Japan, Mainland China, and Korea.

3. In consideration for this Third Amendment, Kinex shall pay to Hanmi USD $50,000 within 45 days of the Effective Date of this Third Amendment.

IN WITNESS WHEREOF, the Parties have executed this Third Amendment as of the date first set forth above.

KINEX PHARMACEUTICALS, INC		HANMI PHARMACEUTICAL LTD.
By:		By:
	Johnson Lau, CEO		Gwan-Sun Lee, President and CEO